                                                                   EXHIBIT 10.27

                                                                      [JTC LOGO]
                                                                     CORPORATION

PLEASE QUOTE OUR REFERENCE WHEN REPLYING
OUR REF : JTC(L) 3729/199 TEMP 8

                                                        JTC CORPORATION
28 APRIL 2004                                           The JTC Summit
                                                        8 Jurong Town Hall Road
                                                        Singapore 609434

TRIO-TECH INTERNATIONAL PTE LTD
1008 TOA PAYOH NORTH                                    telephone (65) 6560 0056
#03-09                                                  facsimile (65) 6565 5301
SINGAPORE(318996)                                       web site  www.jtc.gov.sg

                                                        REGISTERED
(ATTENTION : BETTY YANG)

Dear Sirs

OFFER OF TENANCY FOR FLATTED FACTORY SPACE AT UNIT #04-14/15/16, BLK 1004, TOA PAYOH NORTH, TOA PAYOH NORTH INDUSTRIAL ESTATE SINGAPORE 318995

1. Thank you for your letter of acceptance dated 26 MARCH 2004 payment of $3473.89 and your Banker's Guarantee. We enclose the ORIGINAL STAMPED LETTER OF ACCEPTANCE for your retention. Kindly address all future correspondence concerning rental and other charges directly to:

      JTC CORPORATION
      THE JTC SUMMIT
      8 JURONG TOWN HALL ROAD
      SINGAPORE 609434
      ATTN: BILLING & COLLECTION SECTION
            CUSTOMER SERVICES GROUP
      TEL: 1800-5687000                        FAX: 68855907

2. Please submit the required plans as tabulated below for the approval and endorsement in accordance with our offer of tenancy dated 18 MARCH 2004.

                                                                      [JTC LOGO]

    PLANS/ DOCUMENTS                                                    CONTACT PERSON/
  TO BE SUBMITTED BY                                                   TELEPHONE NO FOR
     YOUR COMPANY                          DEPARTMENT                ENQUIRY/CLARIFICATION                      REMARKS
-------------------------       -------------------------------  ------------------------------  -----------------------------------
- Type of plans                 BUILDING CONTROL UNIT            Mr Foo See Keong                Engage registered consultants for
- Factory layout                JTC Corporation                  Tel 68855169                    the preparation and submission of
- Air-conditioning system       The JTC Summit Level 1                                           plans for endorsement and approval
- Others                        8 Jurong Town Hall Road
                                Singapore 609434

- Type of plans                 BUILDING CONTROL UNIT            Mr Chua Tong Liang              Engage registered electrical
- Fire protection system        JTC Corporation                  Tel 68855160                    consultants and/or professional
- Internal partitioning         The JTC Summit Level 1                                           engineer for the preparation and
- Sprinkler system              8 Jurong Town Hall Road          Mr Jimmy Tan                    submission of plans for endorsement
                                Singapore 609434                 Tel 68855150                    and approval

- Electrical plans              FACILITIES MANAGEMENT SECTION,   Mr Koh Kea Hwa                  Engage registered electrical
                                OPERATIONS SUPPORT DEPARTMENT    Tel 68854267                    consultants for the preparation and
                                Address: Blk 25 Kallang Avenue                                   submission of plans for endorsement
                                #05-02 Kallang Basin Industrial                                  and approval
                                Estate Singapore 339416

- Power Supply Card             FLATTED FACTORY & BUSINESS PARK  **                              Submit your electrical and/or water
- PUB Agreement                 DEPARTMENT                                                       accounts for our records
                                The JTC Summit 8 Jurong Town
                                Hall Road Singapore 609434 (Relevant
                                JTC's contacts are given in
                                para 4 below)

                                                                      [JTC LOGO]

3. We would appreciate it if you could inform us of your latest corresponding address, telephone and facsimile numbers.

4. If you encounter any problems during your tenancy, please contact myself or MR LIM TIAN SIONG (ASSISTANT MANAGER LEASE MANAGEMENT) at Tel No. 68833717.

Yours Faithfully

/s/ YEW PONG LOH
----------------
YEW PONG LOH

INDUSTRIAL DEVELOPMENT (HIGH-RISE) DEPARTMENT
INDUSTRIAL PARKS DEVELOPMENT GROUP
JTC CORPORATION

DID             :       68833411
FAX             :       68855901
Email           :       YEWPONG@JTC.GOV.SG


Attd: 1) Original Stamped letter of acceptance

[TRIO-TECH LOGO]              TRIO-TECH                              LOS ANGELES
                            INTERNATIONAL                            SAN JOSE
                           PRIVATE LIMITED                           DUBLIN
                                                                     SINGAPORE
                                                                     PENANG
                                                                     BANGKOK

26 March 2004

Industrial Development (High-Rise) Department
JTC Corporation                                      Stamp duty accounted to
The JTC Summit                                   Commissioner of Stamp Duties on
8 Jurong Town Hall Road                                     23 APR 2004
Singapore 609434                                     Jurong Town Corporation

Attn : Loh Yew Pong

ACCEPTANCE OF OFFER OF TENANCY FOR THE PREMISES AT UNIT #04-14/15/16 BLK 1004 TOA PAYOH NORTH TOA PAYOH NORTH INDUSTRIAL ESTATE SINGAPORE 318995

We refer to your letter of offer dated 18 March 2004 for the Tenancy and hereby confirm our acceptance of all the covenants, terms and conditions of the Offer.

We are currently on GIRO, thus we enclose herewith a cheque for the amount of $3473.89 and a Banker's/Insurance Guarantee for the amount of S$3028.47 (1 month's rental and service charge) as security deposit as confirmation of our acceptance.

                                        /s/ Lee Siew Kuan
--------------------------------------------------------------------
Name of authorized signatory    :       Mrs Lee Siew Kuan
Designation                     :       Director of Logistics

For and on behalf of
TRIO-TECH INTERNATIONAL PTE LTD
In the presence of

                                        /s/ Betty Ang
--------------------------------------------------------------------
Name of witness                 :       Ms Betty Ang
NRIC No.                        :       S6945849A

[ ] REGIONAL HEAD OFFICE  : 1008 Toa Payoh North #03-09 Singapore 318996
    Tel: 62653300 Fax: 62596355

[ ] [ILLEGIBLE]

                                                                      [JTC LOGO]
                                                                     CORPORATION

PLEASE QUOTE OUR REFERENCE WHEN REPLYING
OUR REF : JTC(L)3729/199 TEMP 8

18 MARCH 2004                             JTC CORPORATION
                                          The JTC Summit
                                          8 Jurong Town Hall Road
                                          Singapore 609434

TRIO-TECH INTERNATIONAL PTE LTD           customer
5 KIAN TECK ROAD                          service hotline 1800 568 7000
SINGAPORE(628765)                         main line       (65) 6560 0056
                                          facsimile       (65) 6565 5301
                                          web site         www.jtc.gov.sg

                                          BY LOCAL URGENT MAIL

(ATTENTION : BETTY YANG)

Dear Sirs,

OFFER OF TENANCY FOR FLATTED FACTORY SPACE

1 We are pleased to offer a tenancy of the Premises subject to the covenants, terms and conditions in the annexed Memorandum of Tenancy No.
      27.09 ("the MT") and in this letter (collectively called "the Offer").

2     2.1   THE PREMISES:

            Private Lot A0618402 also known as Unit #04-14/15/16 ("the Premises") in BLK 1004 TOA PAYOH NORTH ("the Building") in the TOA PAYOH NORTH INDUSTRIAL ESTATE SINGAPORE 318995 as delineated and edged in red on the plan attached to the Offer.

      2.2   TERM OF TENANCY:

            3 years ("the Term") with effect from 1 JUNE 2004 ("the Commencement Date").

                                                                      [JTC LOGO]

      2.3   TENANCY:

            (a) Your due acceptance of the Offer in accordance with Clause 3 of this letter shall, together with the Offer, constitute a binding tenancy agreement ("the Tenancy").

            (b) In the event of any inconsistency or conflict between any covenant, term or condition of this letter and the MT, the relevant covenant, term or condition in this letter shall prevail.

      2.4   AREA:

            Approximately 272.1 SQUARE METRES ("the Area").

      2.5   RENT:

            DISCOUNTED RENT

            (a) Discounted rate of Dollars $8.88 per square metre per month on the Area, for so long as you shall occupy by way of tenancy an aggregate floor area of 5,000 to 9,999 square metres in the Building or in the various flatted factories belonging to us; and

            (b) Normal rate of Dollars $9.35 per square metre per month on the Area, in the event that the said aggregate floor area occupied is at any time reduced to below 1,000 square metres (when the discount shall be totally withdrawn) with effect from the date of reduction in the said aggregate floor area,

                  ("Rent) to be paid without demand and in advance without deduction on the 1st day of each month of the year (i.e. 1st of January, February, March, etc.). After your first payment is made in accordance with Clause 3 of this letter and the attached Payment Table, the next payment shall be made on 01 JULY 2004.

      2.6   SERVICE CHARGE:

            $2.25 PER SQUARE METRE PER MONTH ("Service Charge") on the Area as charges for services rendered by us, payable by way of additional and further rent without demand on the same date and in the same manner as the Rent, subject to our revision from time to time.

                                                                      [JTC LOGO]

      2.7   SECURITY DEPOSIT/BANKER'S GUARANTEE:

            Ordinarily we would require a tenant to lodge with us a security deposit equivalent to THREE (3) MONTHS' rent and service charge. However, as an off-budget measure and as payment by GIRO has been made a condition with which you must comply under clause 3 of this letter, you shall, at the time of your acceptance of the Offer, place with us a deposit equivalent to ONE (1) MONTH'S Rent (at the discounted rate) and Service Charge ("Security Deposit") as security against any breach of the covenants, terms and conditions in the Tenancy, as follows:

            (a) The Security Deposit may be in the form of cash or acceptable Banker's Guarantee in the form attached (effective from 1 APRIL 2004 to 31 AUGUST 2007), or such other form of security as we may in our absolute discretion permit or accept.

            (b) The Security Deposit shall be maintained at the same sum throughout the Term and shall be repayable to you without interest, or returned to you for cancellation, after the termination of the Term (by expiry or otherwise) or expiry of the Banker's Guarantee, as the case may be, subject to appropriate deductions or payment to us for damages or other sums due under the Tenancy.

            (c) if the Rent at the discounted rate is increased to the normal rate, or Service Charge is increased, or any deductions are made from the Security Deposit, you shall immediately pay the amount of such increase or make good the deductions so that the Security Deposit shall at all times be equal to ONE (1) MONTH'S Rent (at the normal or discounted rate, as the case may be) and Service Charge.

            (d) If at any time during the Term, your GIRO payment is discontinued, then you shall place with us, within two (2) weeks of the date of discontinuance of your GIRO payment, the additional sum equivalent to TWO (2) MONTHS' Rent and Service Charge, so that the Security Deposit shall at all times be equal to three (3) months' Rent (at the normal or discounted rate, as the case may be) and Service Charge for the remaining period of the Term.

                                                                      [JTC LOGO]

            (e) If at any time during the Term the off-budget measure is withdrawn you shall, if required in writing by us, also pay to us the additional sum equivalent to TWO (2) MONTHS' Rent and Service Charge, so that the Security Deposit shall at all times be equal to THREE (3) MONTHS' Rent (at the normal or discounted rate, as the case may be) and Service Charge for the remaining period of the Term.

      2.8   MODE OF PAYMENT:

            (a) Your first payment to be made with your letter of acceptance in accordance with Clause 3 of this letter and the attached Payment Table shall be by non-cash mode (eg, Cashier's Order, cheque).

            (b) Thereafter during the Term, you shall pay Rent, Service Charge and GST by Interbank GIRO or any other mode to be determined by us.

            (c) You have an existing account with us from which we shall deduct the aforesaid payments. You are therefore not required to submit a duly completed GIRO form as part of the Mode of Due Acceptance. But if you wish to have a separate GIRO account to meet the aforesaid payments, please complete the GIRO deduction form enclosed.

      2.9   AUTHORISED USE:

            You shall use the Premises for the purpose of MANUFACTURE OF SEMI-CONDUCTOR ASSEMBLY AND TESTING EQUIPMENT only and for no other purpose whatsoever ("the Authorised Use").

      2.10  APPROVALS:

            The Tenancy is subject to approvals being obtained from the relevant governmental and statutory authorities.

                                                                      [JTC LOGO]

      2.11  POSSESSION OF PREMISES:

            (a) Subject to your acceptance of Offer, keys to the Premises shall be made available to you within the period of two (2) months prior to the Commencement Date.

            (b) From the date you accept the keys to the Premises ("Possession Date") until the Commencement Date, you shall be deemed a licensee upon the same covenants, terms and conditions as in the Tenancy.

            (c) If you proceed with the Tenancy after the Commencement Date, the licence fee be payble from the Possession Date to the Commencement Date shall be waived ("Rent-Free Period"). Should you fail to so proceed, you shall:

                  (c1)  remove everything installed by you;

                  (c2) reinstate the Premises to its original state and condition; and

                  (c3) pay us a sum equal to the prevailling market rent payble for the period from the Possession Date up to the date the installations removed and reinstatement completed to our satisfaction, without prejudice to any other rights and remedies we may have against you under the Tenancy or at law.

      2.12  LOADING CAPACITY:

            (a)   NORMAL (GROUND & NON-GROUND) FLOOR PREMISES:

                  You Shall comply and ensure compliance with the following restriction:

                  (a1) maximum loading capacity of the goods lifts in the Building; and

                  (a2) maximum floor loading capacity of 10 kiloNewtons per square metre of the Premises on the 04 storey of the Building PROVIDED THAT any such permitted load shall be evenly distributed.

                                                                      [JTC LOGO]

      2.13  OPTION FOR RENEWAL OF TENANCY:

            (a) You may within 3 months before the expiry of the Term make a written request to us for a further term of tenancy.

            (b) We may grant you a further term of tenancy of the Premises subject to the following:

                  (b1) there shall be no breach of your obligations at the time you make your request for a further term, and at the expiry of the Term;

                  (b2) the duration of the further term shall be mutually agreed upon;

                  (b3) the rent payable shall be at a revised rate to be determined by us, having regard to the market rent of the Premises at the time of granting the further term. Our determination of the rent shall be final and conclusive; and

                  (b4) the tenancy for the further term shall be upon the same covenants terms and conditions except for the duration, rent, security deposit (which shall be equivalent to three (3) month's rent and service charge instead of two
                        (2) months), and excluding a covenant for renewal of tenancy.

3     MODE OF DUE ACCEPTANCE:

      The Offer shall lapse if we do not receive the following by 31 MARCH 2004:

      (a) Duly signed letter of acceptance (IN DUPLICATE) of the Offer, in the form set out in the LETTER OF ACCEPTANCE attached. (PLEASE DATE AS REQUIRED IN YOUR LETTER OF ACCEPTANCE)

      (b)   Payment of the sum set out in the PAYMENT TABLE attached.

      (c)   Duly completed GIRO authorization form.

                                                                      [JTC LOGO]

4 Please note that payments made prior to your giving us the other items listed above may be cleared by and credited by us upon receipt. However, if those other items are not forthcoming from you within the time stipulated herein, the Offer shall lapse and there shall be no contract between you and us arising hereunder. Any payments received shall then be refunded to you without interest and you shall have no claim of whatsoever nature against us.

5     RENT-FREE PERIOD:

      As the Commencement Date will not be deferred, we advise you to accept the Offer as soon as possible and to collect the keys to the Premises on the scheduled date in order to maximize the Rent-Free Period referred to the scheduled date in order to maximize the Rent-Free Period referred to in Clause 2.11 (c) of this letter.

6     VARIATION TO THE TENANCY:

      Any variation, modification, amendment, deletion, addition or otherwise of the Offer shall not be enforceable unless agreed by both parties and reduced in writing by us. No terms or representation or otherwise, whether expressed or implied, shall form part of the Offer other than what is contained herein.

7     CAR-PARKING SCHEME:

      The carpark for BLK 1004 TOA PAYOH NORTH is currently managed by P-PARKING INTERNATIONAL PTE LTD and you will have to observe and be bound by all the rules and regulations governing the use and operation of the carpark. you are requested to contact:

                               736B GEYLANG ROAD
                                SINGAPORE 389647
                                 TEL: 67494119
                                 FAX: 67493689

      on your use of the carpark.

                                                                      [JTC LOGO]

8     ELECTRICITY CONNECTION:

      Upon your acceptance of the Offer, you are advised to proceed expeditiously to engage a registered electrical consultant or competent contractor to submit three sets of electrical single-line diagrams to and in accordance with the requirements of our Property Support Department of our Customer Services Group at JTC East Zone Office, for endorsement before an application is made to the Power Supply Pte Ltd to open an account for electricity connection.

      Please, therefore, contact the Property Support Department at #05-01 Blk 25 Kallang Avenue, Kallang Basin Industrial Estate Singapore 339416 direct for their requirements.

9 To guide and assist you, we enclose a SCHEDULE OF STATUTORY CONTROLS for Flatted Factory Occupants.

Yours faithfully

/s/ YEW PONG LOH
----------------
YEW PONG LOH

INDUSTRIAL DEVELOPMENT (HIGH-RISE) DEPARTMENT
INDUSTRIAL PARKS DEVELOPMENT GROUP
JTC CORPORATION
DID : 68833411
FAX : 68855901
Email : YEWPONG@JTC.GOV.SG

ENCS:

[x] Payment Table                  [x] GIRO Form(s)        [x] Specimen BG Plan

[x] Specimen Acceptance Form       [x] MT No. 27.09

[x] Schedule of Statutory Controls (SC2)]

                                                                      [JTC LOGO]

                                 PAYMENT TABLE

PREMISES: PRIVATE LOT A0618402 UNIT #04-14/15/16 BLK 1004 TOA PAYOH NORTH TOA PAYOH NORTH INDUSTRIAL ESTATE SINGAPORE 628765

                                                AMOUNT              +5% GST
                                         -------------------        --------
Rent at $8.88 per square metre
per month on 272.1 square
metres for the period 1 JUNE
2004 to 30 JUNE 2004                     $2416.25                   $ 120.81

$2.25 per square metre per
month on 272.1 square metres
for the period 1 JUNE 2004 to
30 JUNE 2004                             $ 612.23                   $  30.61

Total Rent Payable (inclusive
of Service Charge)                                 $ 3028.47        $ 151.42

SECURITY DEPOSIT equivalent to
three (3) months' Rent and
Service Charge (in cash or
Banker's Guarantee provided in
accordance with Clause 2.7 of
this letter)                             $9085.42

Less:
Equivalent of two (2) month's
Rent and Service Charge (re
Off-budget Measure and GIRO)             $6056.95  $ 3028.47

                                                                      [JTC LOGO]

STAMP FEE payable on Letter of
Acceptance (which we will
stamp on your behalf)

Note: If the Letter is not
returned to us within 14 days
of the date of the Letter, you
will have to pay penalty on
the stamp duty which is
imposed by Stamp Duty Office
of IRAS.                                           $  294.00

Sub-Total Payable                                  $ 6350.95        $ 151.42

ADD: GST @ 5%                                      $  151.42

Total Payable inclusive of GST                     $ 6502.37

[TRIO-TECH LOGO]                   TRIO-TECH                        LOS ANGELES
                                 INTERNATIONAL                      SAN JOSE
                                PRIVATE LIMITED                     DUBLIN
                                                                    SINGAPORE
                                                                    PENANG
                                                                    BANGKOK



26 March 2004

Industrial Development (High-Rise) Department
JTC Corporation
The JTC Summit
8 Jurong Town Hall Road
Singapore 609434

Attn : Loh Yew Pong

ACCEPTANCE OF OFFER OF TENANCY FOR THE PREMISES AT UNIT #04-14/15/16 BLK 1004 TOA PAYOH NORTH TOA PAYOH NORTH INDUSTRIAL ESTATE SINGAPORE 318995

We refer to your letter of offer dated 18 March 2004 for the Tenancy and hereby confirm our acceptance of all the covenants, terms and conditions of the Offer.

We are currently on GIRO, thus we enclose herewith a cheque for the amount of $3473.89 and a Banker's/Insurance Guarantee for the amount of S$3028.47 (1 month's rental and service charge) as security deposit as confirmation of our acceptance.

                                          /s/ Lee Siew Kuan
--------------------------------------------------------------------------
Name of authorized signatory    :         Mrs Lee Siew Kuan
Designation                     :         Director of Logistics

For and on behalf of
TRIO-TECH INTERNATIONAL PTE LTD
In the presence of

                                          /s/ Betty Ang
--------------------------------------------------------------------------
Name of witness                 :         Ms Betty Ang
NRIC No.                        :         S6945849A

                              [THE GMP GROUP LOGO]

                5% rebate granted! See pg 2 of letter of offer.

                               www.gmprecruit.com
             1 Scotts Road #22-01/03 Shaw Centre, Singapore 228208
          Tel: 6736 2022 - Fax: 6736 2155 - Email: Info@gmprecruit.com

                                              SPECIMEN BANK'S/FINANCE COMPANY'S/
                                              INSURANCE COMPANY'S GUARANTEE FORM

                                    GUARANTEE
                       (Please use guarantor's letterhead)

TO: JTC CORPORATION
    THE JTC SUMMIT
    8 JURONG TOWN HALL ROAD
    SINGAPORE 609434

WHEREAS:

[TRIO-TECH INTERNATIONAL PTE LTD] of [5 KIAN TECK ROAD - SINGAPORE 628765] ("the Tenant") is a tenant of the premises known as [UNIT #04-14/15/16 BLK 1004 TOA PAYOH NORTH TOA PAYOH NORTH INDUSTRIAL ESTATE SINGAPORE 318995] ("the Premises") pursuant to a letter of offer dated [18 MARCH 2004] from you to and duly accepted by the Tenant ("the Tenancy", which expression shall include any written amendments made to the Tenancy from time to time).

IN CONSIDERATION OF your agreeing to grant the Tenancy and pursuant to a term of the Tenancy, we, the undersigned, hereby unconditionally undertake to pay to you from time to time on first demand the sum or aggregate sums not exceeding [$________________] ("the Full Guaranteed Sum") if accompanied by your statement that the Tenant is in breach of any of the Tenant's Obligations to you under the Tenancy and that the amount demanded is due and payable to you and remains unpaid Provided That our liability under this Guarantee shall not exceed the Full Guaranteed Sum.

Our liability under this Guarantee shall be that of a principal debtor and not by way of surety and such liability shall not be discharged or affected by any event, act or omission whereby our liability would have been discharged if we had been a surety.

This Guarantee is valid from [1 APRIL 2004] and shall expire on [31 AUGUST 2007] ("the expiry date") and our liability hereunder shall cease in respect of any claims made after the expiry date.

Notwithstanding that this Guarantee may not have expired, our liability hereunder shall cease forthwith upon our paying to you the Full Guaranteed Sum to be held by you as a security deposit under the Tenancy.

Date : ____________________

[SIGNATURE, NAMES AND DESIGNATIONS OF AUTHORISED SIGNATORIES OF BANK/FINANCE COMPANY/INSURANCE COMPANY AND RUBBER STAMP OF BANK/FINANCE COMPANY/INSURANCE COMPANY]

BG(Security Deposit)/Tenancy/13.014/June 2002/Lg FF RV team

                                                                      [JTC LOGO]
                                                                     CORPORATION

PLEASE QUOTE OUR REFERENCE WHEN REPLYING
OUR REF : JTC(L) 3729/199 TEMP 7

27 APRIL 2004                                           JTC CORPORATION
                                                        The JTC Summit
                                                        8 Jurong Town Hall Road
                                                        Singapore 609434
TRIO-TECH INTERNATIONAL PTE LTD
1008 TOA PAYOH NORTH                                    telephone (65) 6560 0056
#03-09                                                  facsimile (65) 6565 5301
S1NGAPORE(318996)                                       website   www.jtc.gov.sg

                                                        REGISTERED
(ATTENTION : BETTY YANG)

Dear Sirs

OFFER OF TENANCY FOR FLATTED FACTORY SPACE AT UNIT #04-17, BLK 1004, TOA PAYOH NORTH, TOA PAYOH NORTH INDUSTRIAL ESTATE SINGAPORE 318995

1. Thank you for your letter of acceptance dated 26 MARCH 2004 payment of $1309.75 and your Banker's Guarantee. We enclose the ORIGINAL STAMPED LETTER OF ACCEPTANCE for your retention. Kindly address all future correspondence concerning rental and other charges directly to:

      JTC CORPORATION
      THE JTC SUMMIT
      8 JURONG TOWN HALL ROAD
      SINGAPORE 609434
      ATTN: BILLING & COLLECTION SECTION
            CUSTOMER SERVICES GROUP
      TEL: 1800-5687000                                   FAX: 68855907

2. Please submit the required plans as tabulated below for the approval and endorsement in accordance with our offer of tenancy dated 18 MARCH 2004.

                                                                      [JTC LOGO]

    PLANS/ DOCUMENTS                                                    CONTACT PERSON/
  TO BE SUBMITTED BY                                                   TELEPHONE NO FOR
     YOUR COMPANY                          DEPARTMENT                ENQUIRY/CLARIFICATION                      REMARKS
-------------------------       -------------------------------  ------------------------------  ------------------------------
- Type of plans                 BUILDING CONTROL UNIT            Mr Foo See Keong                Engage registered consultants
- Factory layout                JTC Corporation                  Tel 68855169                    for the preparation and
- Air-conditioning system       The JTC Summit Level 1                                           submission of plans for
- Others                        8 Jurong Town Hall Road                                          endorsement and approval
                                Singapore 609434

- Type of plans                 BUILDING CONTROL UNIT            MrChuaTong Liang                Engage registered electrical
- Fire protection system        JTC Corporation                  Tel 68855160                    consultants and/or
- Internal partitioning         The JTC Summit Level 1                                           professional engineer for the
- Sprinkler system              8 Jurong Town Hall Road          Mr Jimmy Tan                    preparation and submission of
                                Singapore 609434                 Tel 68855150                    plans for endorsement and
                                                                                                 approval

- Electrical plans              FACILITIES MANAGEMENT SECTION,   Mr Koh Kea Hwa                  Engage registered electrical
                                OPERATIONS SUPPORT DEPARTMENT    Tel 68854267                    consultants for the
                                Address: Blk 25 Kallang Avenue                                   preparation and submission of
                                #05-02 Kallang Basin                                             plans for endorsement and
                                Industrial Estate Singapore                                      approval
                                339416

- Power Supply Card             FLATTED FACTORY & BUSINESS       **                              Submit your electrical and/or
- PUB Agreement                 PARK DEPARTMENT                                                  water accounts for our records
                                The JTC Summit 8 Jurong Town
                                Hall Road
                                Singapore 609434 (Relevant
                                JTC's contacts are given in
                                para 4 below)

                                                                      [JTC LOGO]

3. We would appreciate it if you could inform us of your latest corresponding address, telephone and facsimile numbers.

4. If you encounter any problems during your tenancy, please contact myself or MR LIM TIAN SIONG (ASSISTANT MANAGER LEASE MANAGEMENT) at Tel No. 68833717.

Yours faithfully

/s/ YEW PONG LOH
----------------
YEW PONG LOH

INDUSTRIAL DEVELOPMENT (HIGH-RISE) DEPARTMENT
INDUSTRIAL PARKS DEVELOPMENT GROUP
JTC CORPORATION
DID        :    68833411
FAX        :    68855901
Email      :    YEWPONG@JTC.GOV.SG

Attd:   1)      Original Stamped letter of acceptance

[TRIO-TECH LOGO]                    TRIO-TECH                        LOS ANGELES
                                  INTERNATIONAL                      SAN JOSE
                                 PRIVATE LIMITED                     DUBLIN
                                                                     SINGAPORE
                                                                     PENANG
                                                                     BANGKOK

26 March 2004

Industrial Development (High-Rise) Department
JTC Corporation                                      Stamp duty accounted to
The JTC Summit                                   Commissioner of Stamp Duties on
8 Jurong Town Hall Road                                   23 APR 2004
Singapore 609434                                     Jurong Town Corporation

Attn: Loh Yew Pong

ACCEPTANCE OF OFFER OF TENANCY FOR TEE PREMISES AT UNIT #04-17 BLK 1004 TOA PAYOH NORTH TOA PAYOH NORTH INDUSTRIAL ESTATE SINGAPORE 318995

We refer to your letter of offer dated 18 March 2004 for the Tenancy and hereby confirm our acceptance of all the covenants, terms and conditions of the Offer.

We are currently on GIRO, thus we enclose herewith a cheque for the amount of $1309.75 and a Banker's/Insurance Guarantee for the amount of S$l140.70 (1 month's rental and service charge) as security deposit as confirmation of our acceptance.

                                           /s/ Lee Siew Kuan
-----------------------------------------------------------------
Name of authorized signatory      :        Mrs Lee Siew Kuan
Designation                       :        Director of Logistics

For and on behalf of
TRIO-TECH INTERNATIONAL PTE LTD
In the presence of

                                           /s/ Ms Betty Ang
-----------------------------------------------------------------
Name of witness                   :        Ms Betty Ang
NRIC No.                          :        S6945849A

[ ] REGIONAL HEAD OFFICE : 1008 Toa Payoh North #03-09 Singapore 318996
    Tel: 62553300 Fax: 62596355

                                                                      [JTC LOGO]
                                                                     CORPORATION

PLEASE QUOTE OUR REFERENCE WHEN REPLYING         JTC CORPORATION
OUR REF: JTC(L) 3729/199 TEMP 7                  The JTC Summit
                                                 8 Jurong Town Hall Road
18 MARCH 2004                                    Singapore 609434

TRIO-TECH INTERNATIONAL PTE LTD                  customer service
5 KIAN TECK ROAD                                 hotline          1800 568 7000
SINGAPORE(628765)                                main line        (65) 6560 0056
                                                 facsimile        (65) 6565 5301
(ATTENTION: BETTY YANG)                          website          www.jtc.gov.sg

                                                 BY LOCAL URGENT MAIL


Dear Sirs,

OFFER OF TENANCY FOR FLATTED FACTORY SPACE

1 We are pleased to offer a tenancy of the Premises subject to the covenants, terms and conditions in the annexed Memorandum of Tenancy No.
      27.09 ("the MT") and in this letter (collectively called "the Offer").

2     2.1   THE PREMISES:

            Private Lot A0618401 also known as Unit #04-17 ("the Premises") in BLK 1004 TOA PAYOH NORTH ("the Building") in the TOA PAYOH NORTH INDUSTRIAL ESTATE SINGAPORE 318995 as delineated and edged in red on the plan attached to the Offer.

      2.2   TERM OF TENANCY:

            3 years ("the Term") with effect from 1 JUNE 2004 ("the Commencement Date").

      2.3   TENANCY:

            (a) Your due acceptance of the Offer in accordance with Clause 3 of this letter shall, together with the Offer, constitute a binding tenancy agreement ("the Tenancy").

            (b) In the event of any inconsistency or conflict between any covenant, term or condition of this letter and the MT, the relevant covenant, term or condition in this letter shall prevail.

      2.4   AREA:

            Approximately 93.5 SQUARE METRES ("the Area").

                                                                      [JTC LOGO]

2.5   RENT:

      $9.95 PER SQUARE METRE PER MONTH ("Rent") on the Area, to be paid without demand and in advance without deduction on the 1st day of each month of the year (i.e. 1st of January, February, March, etc.). After your first payment is made in accordance with Clause 3 of this letter and the attached Payment Table, the next payment shall be made on 01 JULY 2004.

2.6   SERVICE CHARGE:

      $2.25 PER SQUARE METRE PER MONTH ("Service Charge") on the Area as charges for services rendered by us, payable by way of additional and further rent without demand on the same date and in the same manner as the Rent, subject to our revision from time to time.

2.7   SECURITY DEPOSIT/BANKER'S GUARANTEE:

      Ordinarily we would require a tenant to lodge with us a security deposit equivalent to THREE (3) MONTHS' rent and service charge. However, as an off-budget measure and as payment by GIRO has been made a condition with which you must comply under clause 3 of this letter, you shall, at the time of your acceptance of the Offer, be required to place with us a deposit equivalent to ONE (1) MONTH'S Rent and Service Charge ("Security Deposit") as security against any breach of the covenants, terms and conditions in the Tenancy, as follows:

      (a) The Security Deposit may be in the form of cash or acceptable Banker's Guarantee in the form attached (effective from 1 APRIL 2004 to 31 AUGUST 2007, or such other form of security as we may in our absolute discretion permit or accept.

      (b) The Security Deposit shall be maintained at the same sum throughout the Term and shall be repayable to you without interest, or returned to you for cancellation, after the termination of the Term (by expiry or otherwise) or expiry of the Banker's Guarantee, as the case may be, subject to appropriate deductions or payment to us for damages or other sums due under the Tenancy.

                                                                      [JTC LOGO]

      (c) If the Service Charge is increased or any deductions are made from the Security Deposit, you shall immediately pay the amount of such increase or make good the deductions so that the Security Deposit shall at all times be equal to ONE (1) MONTH'S Rent and Service Charge.

      (d) If at any time during the Term, your GIRO payment is discontinued, then you shall place with us, within two (2) weeks of the date of discontinuance of your GIRO payment, the additional sum equivalent to TWO (2) MONTHS' Rent and Service Charge, so that the Security Deposit shall at all times be equal to THREE (3) MONTHS' Rent and Service Charge for the remaining period of the Term.

      (e) If at any time during the Term the off-budget measure is withdrawn you shall, if required in writing by us, also pay to us the additional sum equivalent to TWO (2) MONTHS' Rent and Service Charge, so that the Security Deposit shall at all times be equal to THREE (3) MONTHS' Rent and Service Charge for the remaining period of the Term.

2.8   MODE OF PAYMENT:

      (a) Your first payment to be made with your letter of acceptance in accordance with Clause 3 of this letter and the attached Payment Table shall be by non-cash mode (eg, Cashier's Order, cheque).

      (b) Thereafter during the Term, you shall pay Rent, Service Charge and GST by Interbank GIRO or any other mode to be determined by us.

      (c) You have an existing account with us from which we shall deduct the aforesaid payments. You are therefore not required to submit a duly completed GIRO form as part of the Mode of Due Acceptance. But if you wish to have a separate GIRO account to meet the aforesaid payments, please complete the GIRO deduction form enclosed.

2.9   AUTHORISED USE:

      You shall use the Premises for the purpose of MANUFACTURE OF SEMI-CONDUCTOR ASSEMBLY AND TESTING EQUIPMENT only and for no other purpose whatsoever ("the Authorised Use").

                                                                      [JTC LOGO]

2.10  APPROVALS:

      The Tenancy is subject to approvals being obtained from the relevant governmental and statutory authorities.

2.11  POSSESSION OF PREMISES:

      (a) Subject to your acceptance of the Offer, keys to the Premises shall be made available to you within the period of two (2) months prior to the Commencement Date.

      (b) From the date you accept the keys to the Premises ("Possession Date") until the Commencement Date, you shall be deemed a licensee upon the same covenants, terms and conditions as in the Tenancy.

      (c) If you proceed with the Tenancy after the Commencement Date, the licence fee payable from the Possession Date to the Commencement Date shall be waived ("Rent-Free Period"). Should you fail to so proceed, you shall:

            (c1)  remove everything installed by you;

            (c2)  reinstate the Premises to its original state and condition;
                  and

            (c3) pay us a sum equal to the prevailing market rent payable for the period from the Possession Date up to the date the installations are removed and reinstatement completed to our satisfaction, without prejudice to any other rights and remedies we may have against you under the Tenancy or at law.

2.12  LOADING CAPACITY:

      (a)   NORMAL (GROUND & NON-GROUND) FLOOR PREMISES:

            You shall comply and ensure compliance with the following restrictions:

            (a1)  maximum loading capacity of the goods lifts in the Building;
                  and

            (a2) maximum floor loading capacity of 10 kiloNewtons per square metre of the Premises on the 04 storey of the Building PROVIDED THAT any such permitted load shall be evenly distributed.

                                                                      [JTC LOGO]

2.13  OPTION FOR RENEWAL OF TENANCY:

      (a) You may within 3 months before the expiry of the Term make a written request to us for a further term of tenancy.

      (b) We may grant you a further term of tenancy of the Premises subject to the following:

            (b1) there shall be no breach of your obligations at the time you make your request for a further term, and at the expiry of the Term;

            (b2) the duration of the further term shall be mutually agreed upon;

            (b3) the rent payable shall be at a revised rate to be determined by us, having regard to the market rent of the Premises at the time of granting the further term. Our determination of the rent shall be final and conclusive; and

            (b4) the tenancy for the further term shall be upon the same covenants, terms and conditions except for the duration, rent, security deposit (which shall be equivalent to three (3) month's rent and service charge instead of two (2) months), and excluding a covenant for renewal of tenancy.

3     MODE OF DUE ACCEPTANCE:

      The Offer shall lapse if we do not receive the following by 31 MARCH 2004:

      (a) Duly signed letter of acceptance (IN DUPLICATE) of the Offer, in the form set out in the LETTER OF ACCEPTANCE attached. (PLEASE DATE AS REQUIRED IN YOUR LETTER OF ACCEPTANCE)

      (b)   Payment of the sum set out in the PAYMENT TABLE attached.

      (c)   Duly completed GIRO authorization form.

                                                                      [JTC LOGO]

4 Please note that payments made prior to your giving us the other items listed above may be cleared by and credited by us upon receipt. However, if those other items are not forthcoming from you within the time stipulated herein, the Offer shall lapse and there shall be no contract between you and us arising hereunder. Any payments received shall then be refunded to you without interest and you shall have no claim of whatsoever nature against us.

5     RENT-FREE PERIOD:

      As the Commencement Date will not be deferred, we advise you to accept the Offer as soon as possible and to collect the keys to the Premises on the scheduled date in order to maximize the Rent-Free Period referred to in Clause 2.11(c) of this letter.

6     VARIATION TO THE TENANCY:

      Any variation, modification, amendment, deletion, addition or otherwise of the Offer shall not be enforceable unless agreed by both parties and reduced in writing by us. No terms or representation or otherwise, whether expressed or implied, shall form part of the Offer other than what is contained herein.

7     CAR-PARKING SCHEME:

      The carpark for BLK 1004 TOA PAYOH NORTH is currently managed by P-PARKING INTERNATIONAL PTE LTD and you will have to observe and be bound by all the rules and regulations governing the use and operation of the carpark. You are requested to contact:

                                736B GEYLANG ROAD
                                SINGAPORE 389647
                                  TEL: 67494119
                                  FAX: 67493689

      on your use of the carpark.

8     ELECTRICITY CONNECTION:

      Upon your acceptance of the Offer, you are advised to proceed expeditiously to engage a registered electrical consultant or competent contractor to submit three sets of electrical single-line diagrams to and in accordance with the requirements of our Property Support Department of our Customer Services Group at JTC East Zone Office, for endorsement before an application is made to the Power Supply Pte Ltd to open an account for electricity connection.

                                                                      [JTC LOGO]

      Please, therefore, contact the Property Support Department at #05-01 Blk 25 Kallang Avenue, Kallang Basin Industrial Estate Singapore 339416 direct for their requirements.

9 To guide and assist you, we enclose a SCHEDULE OF STATUTORY CONTROLS for Flatted Factory Occupants.

Yours faithfully

/s/ YEW PONG LOH
----------------
YEW PONG LOH

INDUSTRIAL DEVELOPMENT (HIGH-RISE) DEPARTMENT
INDUSTRIAL PARKS DEVELOPMENT GROUP
JTC CORPORATION
DID: 68833411
FAX: 68855901
Email: YEWPONG@JTC.GOV.SG

ENCS:

[x] Payment Table                [x] GIRO Form(s)           [x] Specimen BG Plan

[x] Specimen Acceptance Form     [x] MT No. 27.09

[x] Schedule of Statutory Controls (SC2)]

                                                                      [JTC LOGO]

                                  PAYMENT TABLE

PREMISES: PRIVATE LOT A0618401 UNIT #04-17 BLK 1004 TOA PAYOH NORTH TOA PAYOH NORTH INDUSTRIAL ESTATE SINGAPORE 628765

                                                      AMOUNT               +5% GST
                                              -----------------------      -------
Rent at $9.95 per square metre
per month on 93.5 square metres
for the period 1 JUNE 2004 to 30
JUNE 2004                                     $ 930.33                      $46.52

$2.25 per square metre per month
on 93.5 square metres for the
period 1 JUNE 2004 to 30 JUNE
2004                                          $ 210.38                      $10.52

Total Rent Payable (inclusive of
Service Charge)                                              $1140.70       $57.04

SECURITY DEPOSIT equivalent to
three (3) months' Rent and
Service Charge (in cash or
Banker's Guarantee provided in
accordance with Clause 2.7 of
this letter)                                  $3422.10

Less:
Equivalent of two (2) month's
Rent and Service Charge (re
Off-budget Measure and GIRO)                  $2281.40       $1140.70

                                                                      [JTC LOGO]

STAMP FEE payable on Letter of
Acceptance (which we will stamp on
your behalf)

Note: If the Letter is not
returned to us within 14 days of
the date of the Letter, you will
have to pay penalty on the stamp
duty which is imposed by Stamp
Duty Office of IRAS.                                         $ 112.00

Sub-Total Payable                                            $2393.41       $57.04

ADD: GST @ 5%                                                $  57.04

Total Payable inclusive of GST                               $2450.45

[TRIO-TECH LOGO]      TRIO-TECH                                      LOS ANGELES
                    INTERNATIONAL                                    SAN JOSE
                   PRIVATE LIMITED                                   DUBLIN
                                                                     SINGAPORE
                                                                     PENANG
                                                                     BANGKOK

26 March 2004

Industrial Development (High-Rise) Department
JTC Corporation
The JTC Summit
8 Jurong Town Hall Road
Singapore 609434

Attn : Loh Yew Pong

ACCEPTANCE OF OFFER OF TENANCY FOR THE PREMISES AT UNIT #04-17 BLK 1004 TOA PAYOH NORTH TOA PAYOH NORTH INDUSTRIAL ESTATE SINGAPORE 318995

We refer to your letter of offer dated 18 March 2004 for the Tenancy and hereby confirm our acceptance of all the covenants, terms and conditions of the Offer.

We are currently on GIRO, thus we enclose herewith a cheque for the amount of $1309.75 and a Banker's/Insurance Guarantee for the amount of S$1140.70 (1 month's rental and service charge) as security deposit as confirmation of our acceptance.

                                              /s/ Lee Siew Kuan
--------------------------------------------------------------------------------
Name of authorized signatory          :       Mrs Lee Siew Kuan
Designation                           :       Director of Logistics

For and on behalf of
TRIO-TECH INTERNATIONAL PTE LTD
In the presence of

                                              /s/ Betty Ang
--------------------------------------------------------------------------------
Name of witness                       :       Ms Betty Ang
NRIC No.                              :       S6945849A

[ ] [ILLEGIBLE]

                              [THE GMP GROUP LOGO]

5% rebate granted! However, this Sum is being used to offset the differential in rental between # 04 - 17 and # 03 - 17 which Trio-Tech had agreed to pay for next 3 years, in agreement to the initial taker of # 04 - 17.

                                              SPECIMEN BANK'S/FINANCE COMPANY'S/
                                              INSURANCE COMPANY'S GUARANTEE FORM

                                    GUARANTEE
                       (Please use guarantor's letterhead)

TO: JTC CORPORATION
    THE JTC SUMMIT
    8 JURONG TOWN HALL ROAD
    SINGAPORE 609434

WHEREAS:

[TRIO-TECH INTERNATIONAL PTE LTD] of [5 KIAN TECK ROAD - SINGAPORE 628765] ("the Tenant") is a tenant of the premises known as [UNIT #04-17 BLK 1004 TOA PAYOH NORTH TOA PAYOH NORTH INDUSTRIAL ESTATE SINGAPORE 318995] ("the Premises") pursuant to a letter of offer dated [18 MARCH 2004] from you to and duly accepted by the Tenant ("the Tenancy", which expression shall include any written amendments made to the Tenancy from time to time).

IN CONSIDERATION OF your agreeing to grant the Tenancy and pursuant to a term of the Tenancy, we, the undersigned, hereby unconditionally undertake to pay to you from time to time on first demand the sum or aggregate sums not exceeding [$ ________] ("the Full Guaranteed Sum") if accompanied by your statement that the Tenant is in breach of any of the Tenant's Obligations to you under the Tenancy and that the amount demanded is due and payable to you and remains unpaid Provided That our liability under this Guarantee shall not exceed the Full Guaranteed Sum.

Our liability under this Guarantee shall be that of a principal debtor and not by way of surety and such liability shall not be discharged or affected by any event, act or omission whereby our liability would have been discharged if we had been a surety.

This Guarantee is valid from [1 APRIL 2004] and shall expire on [31 AUGUST 2007] ("the expiry date") and our liability hereunder shall cease in respect of any claims made after the expiry date.

Notwithstanding that this Guarantee may not have expired, our liability hereunder shall cease forthwith upon our paying to you the Full Guaranteed Sum to be held by you as a security deposit under the Tenancy.

Date : _____________________

[SIGNATURE, NAMES AND DESIGNATIONS OF AUTHORISED SIGNATORIES OF BANK/FINANCE COMPANY/INSURANCE COMPANY AND RUBBER STAMP OF BANK/FINANCE COMPANY/INSURANCE COMPANY]

BG(Security Deposit)/Tenancy/13.014/June 2002/Lg FF RV team